                                                                    EXHIBIT 10.2



                         SECURITIES ISSUANCE AGREEMENT

     This SECURITIES ISSUANCE AGREEMENT ("Agreement") is entered into as of May 2, 2000 by and between COTELLIGENT, INC., a Delaware corporation (the "Company"), with headquarters located at 101 California Street, Suite 2050 San Francisco, California 94111, and EW & Associates, Inc. ("EW") and/or its assigns (each, an "EW Transferee") .


                                 RECITALS
                                 --------

     A. The Company and EW have executed and delivered simultaneously herewith a Forbearance Agreement, dated as of the date hereof (the "Forbearance Agreement"), among the Company, Cotelligent USA, Inc. (formerly known as Cotell Florida Acquisition Corp.), EW, Thomas H. Edwards ("Edwards") and Timmothy M. Wooten ("Wooten"), whereby the Company agreed to issue to EW 100,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), in consideration for extending the due date for the payment of the Earnout Amount (as defined in the Purchase Agreement) pursuant to that certain Purchase and Sale of Assets Agreement, dated on or about January 5, 1998, among the Company, EW, Edwards, Wooten and Cotell Florida Acquisition Corp. (the "Purchase Agreement").

     B. The Company and EW are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     C. The Company desires to issue, and EW desires to receive, upon the terms and conditions stated in this Agreement and the Forbearance Agreement, One Hundred Thousand (100,000) shares of Common Stock (the "Common Shares").


                                 AGREEMENTS
                                 ----------

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and EW hereby agree as follows:

                                   ARTICLE I
                           ISSUANCE OF COMMON SHARES

     1.1 Issuance of Common Shares. Subject to the terms and conditions of this Agreement, the Company shall issue to EW the Common Shares in consideration for EW's entering into and being bound by the Forbearance Agreement (the "Closing").

     1.2 Form of Consideration. On the Closing Date, EW shall deliver an executed Forbearance Agreement to the Company for the Common Shares to be issued to it at the Closing, and the Company shall deliver to EW a certificate registered in the name of EW representing the Common Shares, upon satisfaction of the applicable Closing conditions as of the Closing Date as set forth in Articles V and VI herein.

     1.3 Closing. The Closing will take place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, or at such other place as the Company and EW mutually agree.


                                  ARTICLE II
                      EW'S REPRESENTATIONS AND WARRANTIES

     EW represents and warrants to the Company as of the date hereof solely with respect to itself and its purchase hereunder, as set forth in this Article II:

     1.4 Investment Purpose. EW is receiving the Common Shares for EW's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof in violation of the applicable securities laws. EW will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Common Shares or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act, the rules and regulations promulgated pursuant thereto and applicable state securities laws. EW understands that it must bear the economic risk of this investment until the Common Shares are registered as contemplated by the Forbearance Agreement pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available.

     1.5 Accredited Investor Status. EW is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

     1.6 Information. EW and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Shares which have been requested by EW, including all SEC Documents (as defined below). EW and its advisors, if any, have been afforded the opportunity to review materials and to ask questions of the Company. EW understands that its investment in the Common Shares involves a high degree of risk including the risks and uncertainties disclosed in the SEC Documents. EW has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Shares.

     1.7 Governmental Review. EW understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Shares.

     1.8 Transfer or Resale. EW understands that (i) except as provided in the Forbearance Agreement, the Common Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Common Shares made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Common Shares without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Common Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Forbearance Agreement).

     1.9 Legends. EW understands that, subject to Article IV hereof, the certificates for the Common Shares, until such time as the Common Shares have been registered under the Securities Act as contemplated by the Forbearance Agreement or otherwise may be sold by EW pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article IV hereof), will bear a restrictive legend (the "Legend") in substantially the following form:

     THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH SHARES OF COMMON STOCK UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS OR THE COMPANY IS FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

     1.10 Organization and Qualification. EW is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. EW is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could have a material adverse effect on the transactions contemplated hereby.

     1.11 Authorization: Enforcement. (a) EW has the requisite corporate power and authority to enter into and perform this Agreement and the Forbearance Agreement and to perform its obligations hereunder and thereunder in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement and the Forbearance Agreement by EW and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement and the Forbearance Agreement have been duly executed and delivered by EW; and (d) this Agreement and the Forbearance Agreement constitute legal, valid and binding obligations of EW enforceable against it in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application.


                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to EW as of the date hereof, and as of the date of each Closing, as set forth in this Article III.

     1.12 Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any effect which is (or could reasonably be expected to be) materially adverse to the business, operations, properties, financial condition or operating results of the Company, taken as a whole, or on the transactions contemplated hereby.

     1.13 Authorization: Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Forbearance Agreement and to issue and sell the Common Shares in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement and the Forbearance Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement and the Forbearance Agreement have been duly executed and delivered by the Company; and
(d) this Agreement and the Forbearance Agreement constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application.

     1.14 Issuance of Shares. The Common Shares have been duly authorized and, upon issuance and sale in accordance with the terms hereof, will be validly issued, fully paid and non-assessable. The Common Shares shall be entitled to be traded on the same markets as the other shares of Common Stock of the Company are traded, and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity.

     1.15 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Common Shares being offered hereby.

     1.16 No Integrated Offering. Neither the Company, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would either require registration of any of the Common Shares under the Act or prevent the parties hereto from consummating, or delay or interfere with the consummation of, the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D.


                                  ARTICLE IV
          LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

     1.17 Removal of Legend. The Legend shall be removed and the Company shall issue, or shall cause to be issued, a certificate without such Legend to the holder of Common Shares upon which it is stamped, if, (a) the resale of such Common Shares is registered under the Securities Act or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by EW) to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act pursuant to an exemption from such registration requirements. EW agrees to sell all registered Common Shares, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any certificate evidencing Common Shares or any certificate evidencing Common Shares is issued without the Legend and such Common Shares are to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition, the certificate evidencing such Common Shares shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any certificate evidencing Common Shares or any certificate evidencing Common Shares is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Common Shares is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to EW holding such Common Shares, the Company may require that the Legend be placed on any such certificate evidencing Common Shares that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Common Shares may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.


                                   ARTICLE V
         CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE COMMON SHARES

     1.18 The obligation of the Company hereunder to issue the Common Shares to EW at the Closing is subject to the satisfaction as of the Closing Date of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (1) EW shall have executed this Agreement and the Forbearance Agreement and delivered the same to the Company.

     (2) The representations and warranties of EW shall be true and correct in all material respects as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and EW shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by EW at or prior to the Closing.


                                  ARTICLE VI
                    CONDITIONS TO EW'S OBLIGATION TO CLOSE

     1.19 The obligations of EW hereunder is subject to the satisfaction as of the Closing Date of each of the following conditions, provided that these conditions are for EW's sole benefit and may be waived by EW at any time in EW's sole discretion:

     (1) The Company shall have executed this Agreement and the Forbearance Agreement and delivered the same to EW.

     (2) The Company shall have delivered to EW duly issued Common Shares at the Closing.

     (3) The representations and warranties of the Company shall be true and correct in all material respects as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. EW shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect.


                                  ARTICLE VII
                         GOVERNING LAW; MISCELLANEOUS

     1.20 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of Florida in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.

     1.21 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

     1.22 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     1.23 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     1.24 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor EW makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and EW.

     1.25 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

          If to the Company:
          -----------------

          Cotelligent, Inc.
          101 California Street, Suite 2050
          San Francisco, CA  94111

          Attn:  Lorraine E. Vega

          Telephone:  (415) 439-6413
          Telecopy:  (415) 439-6808

          with a copy to each of:

          McRae & Metcalf, P.A.
          1677 Mahan Center Boulevard
          Tallahassee, Florida 32308
          Attn:  David J. Metcalf, Esq.
          Telephone:  (850) 386-8000
          Telecopy:  (850) 386-8342

          Morgan, Lewis & Bockius LLP
          101 Park Avenue, 45th Floor
          New York, NY  10178-0060
          Attn:  David W. Pollak, Esq.
          Telephone:  (212) 309-6058
          Telecopy:  (212) 309-6273


          If to EW:
          --------

          1311-A Paul Russel Road
          Tallahassee, Florida 32308
          Attn:  Mr. Thomas H. Edwards
          Telephone:
          Telecopy:

Each party shall provide notice to the other party of any change in address.

     1.26 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor EW shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, EW may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision shall not limit EW's right to transfer the Common Shares pursuant to the terms of this Agreement or to assign EW's rights hereunder to any such transferee pursuant to the terms of this Agreement.

     1.27 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     1.28 Survival. The representations and warranties of the Company and EW and the agreements and covenants set forth herein shall survive for one (1) year after the Closing hereunder.

     1.29 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the undersigned EW and the Company have caused this Agreement to be duly executed as of the date first above written.


EW & ASSOCIATES, INC.


By:  /s/ Thomas H. Edwards
   ---------------------------------
   Name:  Thomas H. Edwards
   Title: President


COTELLIGENT, INC.


By:  /s/ Lorraine E. Vega
   ---------------------------------
   Name:  Lorraine E. Vega
   Title: Vice President, General Counsel & Secretary